Stock-Based Compensation	12 Months Ended
Dec. 31, 2012
Stock-Based Compensation [Abstract]
STOCK-BASED COMPENSATION

NOTE 17 — STOCK-BASED COMPENSATION

Prior to the UCI Acquisition, UCI International, Inc. maintained an equity incentive plan, which permitted the granting of options to purchase shares of common stock of UCI International, Inc. to its employees, directors, and consultants, as well as the granting of restricted shares of UCI International, Inc. common stock. Options vested over an eight year period, and could accelerate in the event of certain changes in control. The shares of restricted stock vested only upon a change in control of UCI International. As a result of the UCI Acquisition discussed in Note 2, the remaining unvested stock options and restricted stock became vested and the plan was terminated.

Stock Options

In 2011 and 2010, pre-tax expenses of $0.5 million and $0.4 million, respectively, were recorded for stock option based compensation by the Predecessor. The stock option based compensation recorded was a non-cash charge.

At January 1, 2011, there was $0.5 million of unrecognized compensation cost relating to outstanding unvested stock options. As a result of the change in control resulting from the UCI Acquisition discussed in Note 2, the remaining unvested stock options became vested. This cost was recognized by UCI International as the Predecessor in January 2011.

The Black-Scholes option pricing model was used to estimate fair values of the options as of the date of grant. There were no options granted in 2011 or 2010.

Immediately preceding the date of the UCI Acquisition, there were 126,815 stock options outstanding. On the acquisition date, 97,926 options were exercised, 28,889 options were forfeited and the plan was terminated. The intrinsic value of options exercised during 2011 and 2010 was $10.9 million and $0.1 million, respectively. Proceeds from the exercise of options in 2011 and 2010 of $1.1 million and $2 thousand, respectively, were received and retained by UCI International as the Predecessor.

Restricted Stock

The terms of the restricted stock agreement provided that the shares of restricted stock of UCI International, Inc. vest only upon a change of control, as defined. The UCI Acquisition resulted in a change of control. At January 25, 2011 there were 107,840 shares outstanding with a weighted average grant date fair value of $31.94 per share. All shares outstanding became vested on the UCI Acquisition date. Accordingly, compensation expense of $13.2 million, which was equal to the fair value of the restricted stock at the date of the UCI Acquisition, was recognized by UCI International in the Predecessor period January 1, 2011 through January 25, 2011.

In addition, UCI International incurred $1.4 million of non-recurring costs associated with the stock-based compensation expense in the Predecessor period January 1, 2011 through January 25, 2011.